UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Seccurities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 11, 2006

Southwest Airlines Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
_____________________	_____________	______________
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611, Dallas, Texas	75235-1611
_________________________________	___________
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 792-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 11, 2006, Southwest Airlines Co. (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement"), by and among the Company, Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein (the "Underwriters"), in connection with the issuance and sale by the Company of $300,000,000 aggregate principal amount of the Company's 5 3/4% notes due 2016 (the "Notes"). The Company expects delivery of the Notes will be made under the Underwriting Agreement on or about December 14, 2006. The Underwriting Agreement contains customary representations, warranties and agreements of the Company, and customary conditions to closing, indemnification rights, obligations of the parties and termination provisions.

The Company is offering the Notes pursuant to the Prospectus Supplement, dated December 11, 2006, to the Prospectus, dated November 7, 2002 (together, the "Prospectus"), which forms a part of the Company's shelf registration statement on Form S-3 (Registration No. 333-100861)(the "Registration Statement"), filed with the Securities and Exchange Commission on October 30, 2002.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01. The Underwriting Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

The Underwriters or their affiliates have from time to time provided and/or may in the future provide investment banking, commercial banking and financial advisory services to the Company and its affiliates, for which they have received or will receive customary compensation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1  Underwriting Agreement dated December 11, 2006, among Southwest Airlines Co., Barclays Capital Inc., Citigroup Global Markets Inc. and the other underwriters named in
       Schedule I thereto.

12  Computation of ratio of earnings to fixed charges.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

December 12, 2006	By	/s/ Deborah Ackerman

Deborah Ackerman
Vice President-General Counsel

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated December 11, 2006, among Southwest Airlines Co., Barclays Capital Inc., Citigroup Global Markets Inc. and the other underwriters named in Schedule I thereto.
12	Computation of ratio of earnings to fixed charges.